Oppenheimer Revenue weighted etf trust

Oppenheimer ESG Revenue ETF

Oppenheimer Global ESG Revenue ETF

Supplement dated March 31, 2017 to the

Statutory Prospectus and Statement of Additional Information, each dated October 21, 2016,

and the Summary Prospectuses, each dated October 31, 2016

This supplement amends the Summary Prospectuses, Statutory Prospectus and Statement of Additional Information of each of the above referenced funds (each, a “Fund”), series of Oppenheimer Revenue Weighted ETF Trust, and is in addition to any other supplement(s).

Michael J. Gompers is no longer a portfolio manager of the Funds. All references to Mr. Gompers in each of the Summary Prospectuses, Statutory Prospectus and Statement of Additional Information are hereby deleted.

March 31, 2017	PS0000.162